UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2014  (January 15, 2014)

SMTC Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

635 Hood Road Markham, Ontario, Canada	L3R 4N6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (905) 479-1810

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On January 15, 2014 the board of directors (the "Board") of the Company appointed Mr. Sushil Dhiman as a member of the Board, effective immediately. Mr. Dhiman commenced his employment with SMTC as the President and Chief Executive Officer effective January 6, 2014. Due to the fact that Mr. Dhiman is not an independent director, he will not actively serve on any of the committees.

A copy of the press release issued in connection with the appointment of Mr. Dhiman is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Press release announcing the appointment of Sushil Dhiman to the SMTC Corporation Board of Directors, dated January 16, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC Corporation (Registrant)
January 16, 2014 (Date)	/s/ SUSHIL DHIMAN Sushil Dhiman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing the appointment of Sushil Dhiman to the SMTC Corporation Board of Directors, dated January 16, 2014